UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2014

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index	Russell 3000 Index	Reference Index
6-Month	7.54%	1.35%	2.84%	15.83%	7.30%
1-Year	8.62	2.37	0.15	26.74	8.95
5-Year	13.93	12.59	5.13	23.86	11.88
10-Year	2.89	2.28	4.56	7.67	6.23

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of 7.54% during the six-month reporting period. The Fund outperformed its Reference Index, which returned 7.30%. The Index comprises a mix of 65% Barclays U.S. Aggregate Bond Index and 35% Russell 3000 Index. The Fund’s equity/equity-like and high grade fixed-income strategies were the primary contributors to outperformance for the six month period while the opportunistic strategy was a detractor. Class A shares of the Fund paid a dividend of $0.1221 per share on December 30, 2013 and had a net asset value (NAV) of $9.80 at period end. In 2013, the Fund paid $0.3072 in dividends.

MARKET OVERVIEW

The six-month period presents a tale of distinctly different market environments, as tailwinds during the initial four months turned to headwinds in the final two. Through December, improvement in the U.S. labor market, consumer spending and retail sales pointed toward a slow but persistent economic recovery. Interest rates climbed higher at a measured rate as investors anticipated that a gradual unwinding of quantitative easing – the so-called tapering – would have a benign impact on interest rates and economic growth.

This attitude was bolstered by the Federal Reserve’s (the “Fed’s”) decision in mid-September to delay the onset of tapering. The marketplace interpreted this as a sign that the Fed’s approach to tapering would not be aggressive. Encouraged by this perception, investors showed an aggressive appetite for risk, bidding up equity prices to new highs. Prices for fixed income securities and hard assets commonly used to hedge against a weak economy (e.g., gold) came under pressure. Emerging market currencies pegged to the U.S. dollar lost ground as well, with emerging markets remaining under pressure due to concerns that the benefits of low developed market interest rates were largely behind them.

The Fed began tapering in December, affirming its commitment to wean the U.S. economy off easy money. The move persuaded investors that after years of interest rates near all-time lows, the Fed may finally be headed down the path to interest-rate normalization. Prices for bonds and hard assets rose, while equity-market volatility increased as investors considered the potential impact of higher domestic interest rates. The high valuations of stocks, a dip in U.S. retail sales data and a slight uptick in U.S. unemployment also colored the market’s mood. So, too, did the less-robust pace of economic growth in China and escalating civil unrest in Ukraine. Despite the heightened volatility, the Russell 3000 Index finished the six-month period with a gain of 15.83%. The Barclays U.S. Aggregate Bond Index produced a return of 2.84% during the same period.

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STRATEGY PERFORMANCE

Equity/equity-like strategy. The Fund’s strategy of equities and equity-like investments (e.g., convertible bonds and preferred stocks) outperformed the Russell 3000 Index due to individual stock selection. The strongest contributors included two corporations involved in accretive acquisitions (AerCap Holdings NV and Actavis plc) and one that completed a beneficial spinoff (Starwood Property Trust, Inc.).

Netherlands-based AerCap is a global aircraft lessor. The company announced in mid-December that it will purchase the aircraft-leasing subsidiary of international insurer AIG at a very attractive price. Investors concluded that the deal should quickly add value to this best-in-class company. Actavis, a global pharmaceuticals company, announced two acquisitions during the period: U.K.-based Warner Chilcott and U.S.-domiciled Forest Laboratories. Warner Chilcott will be integrated into Actavis’s Specialty Brands division, a global branded pharmaceutical business that focuses on women’s health, urology and gastroenterology therapeutics. The acquisition of Forest Labs will further bolster Actavis’s gastroenterology franchise. Because Actavis showed characteristic discipline in negotiating the acquisition prices and is known to execute well when integrating acquisitions, investors responded enthusiastically to these newest transactions.

Starwood is a real estate investment trust (“REIT”) that originates and purchases commercial-property mortgages. The company also has invested in residential homes for rent. As of last fall, consistent with the plan when the investment was made, the homes had not been rented, and the idle, non-yielding assets were depressing the company’s yield (i.e., income divided by total investments). Starwood rectified this by spinning off the residential assets in a joint venture with an experienced manager of single-family rentals. Removing the investments from Starwood’s balance sheet should boost yield when income from its well-managed commercial mortgage activities is measured as a percentage of the remaining investments.

The largest detractors from results included Philip Morris International, Inc., AT&T, Inc. and Kinder Morgan, Inc. Philip Morris, which derives a high portion of income from non-U.S. sales, saw a fair amount of earnings dilution from the volatility in emerging market currencies. We believe it will remain vulnerable to currency issues but maintained the position. Longer term, we believe the company’s potential for revenue and earnings growth from foreign sales is substantial. We also maintained the Fund’s exposure to AT&T. The stock came under pressure due to market share losses and the company’s plans to expand into Western Europe’s competitive, highly regulated communications markets. AT&T believes the regulatory burden will lessen. While we believe that Western Europe will pose a challenge, the risk is balanced by the company’s other growth opportunities, such as machine-to-machine integration.

4      OPPENHEIMER CAPITAL INCOME FUND

Energy pipeline company Kinder Morgan has grown its distribution network and overall distributions rapidly in the past several years but may find it difficult to maintain this same growth trajectory in the near term. However, we believe the slow growth is currently well understood by the market and we maintained our position at period end.

Opportunistic strategy. In the opportunistic strategy, we look for investments that can generate asymmetric returns (e.g., much more upside than downside), hedge macroeconomic risks we identify or otherwise fulfill the Fund’s investment mandate. The largest and best-performing holding in the strategy was Oppenheimer Master Loan Fund, LLC, which invests in senior floating rate loans. With rates that adjust with prevailing interest rates, short durations, relatively high yields and a secured position in the capital structure, senior loans attracted strong inflows as rates climbed, pushing up the value of the Fund’s position in this sector.

Other strong contributors were our investments in residential asset-backed mortgage pools and an asset-backed security backed by commercial jet aircraft. The former benefited from the recovery in both the broad U.S. economy and the housing market. Additionally, the trust that oversees these pools of subprime mortgages received cash from a legal settlement pertaining to the origination of the loans. The aircraft-backed security performed well as lease revenue generated by the portfolio of planes improved

4%, as compared to the prior year, reflecting growing demand for passenger aircraft.

The largest offset to these gains was a loss on the Fund’s Euro-BTP position, a short position on Italian sovereign rates. Italian yields declined as the political environment improved briefly and money flowed into Europe following positive surprises in European economic data. Another detractor for the reporting period was the Fund’s holdings in payer swaptions, which are derivative positions that benefit from rising ten-year Treasury rates in future years. After strong contributions during much of 2013 the payer swaptions detracted as rates rallied following the Fed’s postponement of tapering in September and the eventual start of tapering in December.

High grade fixed-income strategy. The high grade fixed-income strategy produced a positive return this reporting period and outperformed the Barclays U.S. Aggregate Bond Index. During the reporting period, the strategy remained significantly underweight in government bonds and favored corporate bonds, mortgage-backed securities (“MBS”) and structured products. This positioning benefited the strategy’s performance, as higher-yielding fixed income sectors outperformed the performance of U.S. Treasuries. Our exposure to corporate bonds produced positive results this period and was a primary contributor to performance. Within the corporate bond allocation, an overweight to the financial sector was beneficial to performance as a review of the sector by

5      OPPENHEIMER CAPITAL INCOME FUND

Moody’s in November resulted in a positive outcome for many banks that were at risk of losing their investment grade rating. The strategy’s investments in MBS, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) also benefited performance for the period. However, we also decreased our exposure to MBS over the first half of the period because we felt they were more vulnerable to extension risk as interest rates rose. The only detractor from performance was our modest exposure to U.S. Treasuries, which hurt performance as interest rates rose during the first half of the reporting period.

OUTLOOK

Looking ahead, we see good reason to remain defensive. We expect volatility to remain somewhat elevated and believe that, after 2013’s very strong price gains, the

Michelle Borré, CFA Portfolio Manager

support for higher equity valuations will be limited. Twelve-month forward-looking price- earnings ratios for the S&P 500 stand at relatively high levels. Absent a new bubble, we believe equity price gains in 2014 will depend on earnings growth, rather than the revaluation of the multiple of earnings that pushed up prices in 2013.

In the long run, the journey down the path to normalized interest rates is necessary to unwind this period of unprecedented monetary policy. There is no playbook for this environment and we believe investors will need to think outside of the box to navigate it. Progress toward rate normalization could be disrupted by concerns about U.S. consumer attitudes, geopolitical risk or emerging market weakness. This, too, could contribute to greater volatility.

Krishna Memani Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Roche Holding AG	1.4%
Starwood Property Trust, Inc.	1.4
Comcast Corp., Cl. A	1.2
Honeywell International, Inc.	1.2
Merck & Co., Inc.	1.1
BCE, Inc.	0.9
Apple, Inc.	0.9
Actavis plc	0.9
Cinemark Holdings, Inc.	0.8
LyondellBasell Industries NV, Cl. A	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Pharmaceuticals	3.9%
Oil, Gas & Consumable Fuels	3.6
Real Estate Investment Trusts (REITs)	2.3
Media	2.0
Aerospace & Defense	1.8
Communications Equipment	1.7
Diversified Telecommunication Services	1.7
Chemicals	1.6
Tobacco	1.0
Health Care Providers & Services	1.0

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2014, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	27.9%
Investment Companies
Oppenheimer Institutional Money Market Fund	8.4
Oppenheimer Master Loan Fund, LLC	8.8
Oppenheimer Ultra-Short Duration Fund	2.7
SPDR Gold Trust Exchange Traded Fund	0.7
Non-Convertible Corporate Bonds and Notes	17.3
Mortgage-Backed Obligations
Government Agency	12.1
Non-Agency	4.7
Asset-Backed Securities	9.9
Corporate Loans	2.5
U.S. Government Obligations	2.6
Convertible Corporate Bonds and Notes	1.3
Preferred Stocks	0.6
Over-the-Counter Interest Rate Swaptions Purchased	0.3
Exchange-Traded Options Purchased	0.2
Over-the-Counter Options Purchased	—

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2014, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/14

	Inception Date	6-Month		1-Year	5-Year		10-Year
Class A (OPPEX)	12/1/70	7.54%		8.62%	13.93%		2.89%
Class B (OPEBX)	8/17/93	7.02%		7.59%	12.83%		2.37%
Class C (OPECX)	11/1/95	7.13%		7.74%	12.98%		2.03%
Class I (OCIIX)	12/27/13	2.08%	*	N/A	N/A		N/A
Class N (OCINX)	3/1/01	7.33%		8.25%	13.53%		2.51%
Class Y (OCIYX)	1/28/11	7.69%		8.91%	8.39%	*	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/14

	Inception Date	6-Month		1-Year	5-Year		10-Year
Class A (OPPEX)	12/1/70	1.35%		2.37%	12.59%		2.28%
Class B (OPEBX)	8/17/93	2.02%		2.59%	12.58%		2.37%
Class C (OPECX)	11/1/95	6.13%		6.74%	12.98%		2.03%
Class I (OCIIX)	12/27/13	2.08%	*	N/A	N/A		N/A
Class N (OCINX)	3/1/01	6.33%		7.25%	13.53%		2.51%
Class Y (OCIYX)	1/28/11	7.69%		8.91%	8.39%	*	N/A
*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s

8      OPPENHEIMER CAPITAL INCOME FUND

performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER CAPITAL INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER CAPITAL INCOME FUND

Actual	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During 6 Months Ended February 28, 2014
Class A	$ 1,000.00	$ 1,075.40	$ 5.00
Class B	1,000.00	1,070.20	9.80
Class C	1,000.00	1,071.30	9.13
Class I	1,000.00	1,020.80	1.06
Class N	1,000.00	1,073.30	6.65
Class Y	1,000.00	1,076.90	3.71

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.98	4.87
Class B	1,000.00	1,015.37	9.54
Class C	1,000.00	1,016.02	8.89
Class I	1,000.00	1,021.82	3.01
Class N	1,000.00	1,018.40	6.48
Class Y	1,000.00	1,021.22	3.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2014 are as follows:

Class	Expense Ratios
Class A	0.97%
Class B	1.90
Class C	1.77
Class I	0.60
Class N	1.29
Class Y	0.72

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS February 28, 2014 Unaudited

	Shares	Value
Common Stocks—30.5%
Consumer Discretionary—3.5%
Hotels, Restaurants & Leisure—0.7%
McDonald’s Corp.	150,000	$14,272,500

Media—2.0%
Cinemark Holdings, Inc.	591,430	17,399,871
Comcast Corp., Cl. A	486,500	25,147,185
		42,547,056

Multiline Retail—0.8%
Macy’s, Inc.	271,800	15,726,348

Consumer Staples—1.5%
Beverages—0.5%
Coca-Cola Co. (The)	273,000	10,428,600

Tobacco—1.0%
Altria Group, Inc.	270,000	9,790,200
Philip Morris International, Inc.	141,000	11,408,310
		21,198,510

Energy—4.2%
Energy Equipment & Services—0.6%
Baker Hughes, Inc.	111,300	7,043,064
Schlumberger Ltd.	63,000	5,859,000
		12,902,064

Oil, Gas & Consumable Fuels—3.6%
Apache Corp.	24,000	1,902,960
Chevron Corp.	146,100	16,849,717
EOG Resources, Inc.	55,000	10,418,100
Exxon Mobil Corp.	137,000	13,188,990
HollyFrontier Corp.	118,556	5,402,597
Kinder Morgan, Inc.	97,000	3,089,450
Noble Energy, Inc.	43,000	2,956,680
Royal Dutch Shell plc, Cl. B	175,953	6,856,431
Royal Dutch Shell plc, Cl. B, ADR	100,000	7,792,000
Valero Energy Corp.	104,000	4,989,920
		73,446,845

Financials—4.2%
Commercial Banks—0.9%
Bond Street Holdings, Inc., Cl. A1,[2]	285,000	4,560,000
Bond Street Holdings, Inc., Cl. B1,[2]	90,000	1,260,000
JPMorgan Chase & Co.	91,000	5,170,620
M&T Bank Corp.	66,000	7,694,940
		18,685,560

Diversified Financial Services—0.3%
Citigroup, Inc.	130,000	6,321,900

Insurance—0.7%
ACE Ltd.	141,000	13,799,670

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	Shares	Value
Real Estate Investment Trusts (REITs)—2.3%
American Assets Trust, Inc.	205,000	$6,779,350
Blackstone Mortgage Trust, Inc., Cl. A	206,110	5,971,007
Macerich Co. (The)	100,000	6,013,000
Starwood Property Trust, Inc.	1,175,130	28,226,622
		46,989,979

Health Care—5.2%
Health Care Equipment & Supplies—0.3%
Baxter International, Inc.	35,000	2,432,500
Covidien plc	45,000	3,237,750
		5,670,250

Health Care Providers & Services—1.0%
HCA Holdings, Inc.[1]	61,550	3,151,360
UnitedHealth Group, Inc.	185,000	14,294,950
Universal Health Services, Inc., Cl. B	31,000	2,488,680
		19,934,990

Pharmaceuticals—3.9%
Actavis plc[1]	85,800	18,946,356
Merck & Co., Inc.	394,000	22,454,060
Novartis AG, ADR	144,000	11,977,920
Roche Holding AG	92,000	28,338,694
		81,717,030

Industrials—3.4%
Aerospace & Defense—1.8%
Honeywell International, Inc.	260,500	24,601,620
Northrop Grumman Corp.	100,000	12,103,000
		36,704,620

Construction & Engineering—0.7%
Quanta Services, Inc.[1]	405,000	14,260,050

Electrical Equipment—0.0%
Hubbell, Inc., Cl. B	9,500	1,135,630

Trading Companies & Distributors—0.9%
AerCap Holdings NV1	230,000	9,890,000
WESCO International, Inc.[1]	101,956	8,789,627
		18,679,627

Information Technology—3.6%
Communications Equipment—1.7%
Cisco Systems, Inc.	315,222	6,871,839
Juniper Networks, Inc.[1]	404,000	10,802,960
QUALCOMM, Inc.	168,300	12,671,307
Telefonaktiebolaget LM Ericsson, Cl. B	390,000	5,050,242
		35,396,348

Computers & Peripherals—0.9%
Apple, Inc.	36,879	19,407,205

13      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services—0.4%
Accenture plc, Cl. A	100,000	$8,335,000
Semiconductors & Semiconductor Equipment—0.6%
Xilinx, Inc.	235,000	12,267,000
Materials—1.6%
Chemicals—1.6%
Celanese Corp., Series A	314,000	16,764,460
LyondellBasell Industries NV, Cl. A	192,900	16,990,632
		33,755,092
Telecommunication Services—1.7%
Diversified Telecommunication Services—1.7%
AT&T, Inc.	167,750	5,356,257
BCE, Inc.	448,000	19,532,800
Verizon Communications, Inc.	194,500	9,254,310
		34,143,367
Utilities—1.6%
Electric Utilities—0.9%
Cleco Corp.	75,000	3,707,250
Edison International	75,000	3,927,750
PPL Corp.	330,853	10,683,243
		18,318,243
Multi-Utilities—0.7%
CenterPoint Energy, Inc.	281,000	6,645,650
CMS Energy Corp.	285,000	8,102,550
		14,748,200
Total Common Stocks (Cost $476,351,849)		630,791,684
Preferred Stocks—0.7%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,823,835
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,410,000
PPL Corp. 8.75% Cv., Non-Vtg.	147,000	7,788,060
Total Preferred Stocks (Cost $13,997,714)		14,021,895
	Principal Amount
Asset-Backed Securities—10.8%
Auto Loan—5.4%
Ally Master Owner Trust, Series 2012-3, Cl. D, 2.505%, 6/15/17[3,5]	$275,000	275,634
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[3]	436,234	437,594
Series 2012-3, Cl. A, 1.64%, 11/15/16[3]	249,048	249,227
Series 2012-3, Cl. C, 2.78%, 9/17/18[3]	325,000	327,313
Series 2013-2, Cl. B, 2.84%, 5/15/19[3]	1,663,000	1,670,837
Series 2014-1, Cl. B, 2.39%, 11/12/19[3]	2,585,000	2,601,958
AmeriCredit Automobile Receivables Trust:
Series 2011-4, Cl. D, 4.08%, 9/8/17	2,355,000	2,456,921
Series 2011-5, Cl. D, 5.05%, 12/8/17	1,500,000	1,597,987
Series 2012-1, Cl. D, 4.72%, 3/8/18	1,685,000	1,783,032

14      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Auto Loan (Continued)
AmeriCredit Automobile Receivables Trust: (Continued)
Series 2012-2, Cl. B, 1.78%, 3/8/17	$1,155,000	$1,169,521
Series 2012-2, Cl. D, 3.38%, 4/9/18	2,600,000	2,711,810
Series 2012-4, Cl. D, 2.68%, 10/9/18	2,345,000	2,412,115
Series 2012-5, Cl. C, 1.69%, 11/8/18	940,000	942,737
Series 2012-5, Cl. D, 2.35%, 12/10/18	1,280,000	1,285,390
Series 2013-1, Cl. C, 1.57%, 1/8/19	1,610,000	1,601,035
Series 2013-1, Cl. D, 2.09%, 2/8/19	2,415,000	2,422,303
Series 2013-1, Cl. E, 2.64%, 7/8/20[3]	595,000	598,815
Series 2013-2, Cl. D, 2.42%, 5/8/19	1,815,000	1,814,129
Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	1,735,000	1,772,405
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,250,000	1,263,673
Series 2013-4, Cl. D, 3.31%, 10/8/19	415,000	423,526
Series 2013-5, Cl. D, 2.86%, 12/8/19	3,125,000	3,167,605
California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	1,105,000	1,103,320
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 4/20/17	725,000	718,304
Series 2013-4, Cl. D, 3.22%, 5/20/19	505,000	508,334
Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	584,732
Carfinance Capital Auto Trust:
Series 2013-1A, Cl. A, 1.65%, 7/17/17[3]	393,328	393,469
Series 2013-2A, Cl. B, 3.15%, 8/15/19[3]	2,460,000	2,464,328
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[3]	191,155	197,230
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[3]	1,034,353	1,041,242
Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	366,496	368,281
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Cl. A, 1.52%, 3/16/20[3]	535,000	536,882
Series 2012-2A, Cl. B, 2.21%, 9/15/20[3]	270,000	271,719
Series 2013-1A, Cl. B, 1.83%, 4/15/21[3]	980,000	976,670
Series 2013-2A, Cl. B, 2.26%, 10/15/21[2]	1,200,000	1,201,561
DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[3]	1,235,000	1,268,469
Series 2012-2A, Cl. D, 4.35%, 3/15/19[3]	2,915,000	2,995,697
Series 2013-1A, Cl. D, 3.74%, 5/15/20[3]	750,000	758,279
Series 2013-2A, Cl. D, 4.18%, 6/15/20[3]	1,960,000	1,994,277
Series 2014-1A, Cl. D, 3.98%, 1/15/21[3]	1,785,000	1,793,389
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[3]	750,000	759,179
Series 2012-2A, Cl. C, 3.06%, 7/16/18[3]	185,000	187,405
Series 2013-2A, Cl. B, 3.09%, 7/16/18[3]	3,610,000	3,702,360
Series 2013-2A, Cl. C, 4.35%, 1/15/19[3]	1,845,000	1,910,894
Series 2014-1A, Cl. B, 2.42%, 1/15/19[3]	1,160,000	1,169,292
Series 2014-1A, Cl. C, 3.57%, 7/15/19[3]	1,160,000	1,172,236

15      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[3]	$770,000	$808,427
Series 2013-3A, Cl. B, 2.32%, 10/15/19[3]	1,840,000	1,839,915
Series 2013-3A, Cl. C, 2.91%, 1/15/20[3]	785,000	785,379
Series 2013-3A, Cl. D, 3.67%, 5/15/20[3]	580,000	580,263
Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	1,180,000	1,175,017
Ford Credit Floorplan Master Owner Trust A, Series 2012-2, Cl. C, 2.86%, 1/15/19	1,490,000	1,554,041
Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.406%, 9/25/18[3,5]	1,790,000	1,793,596
Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[3]	585,000	599,858
Santander Drive Auto Receivables Trust:
Series 2011-1, Cl. D, 4.01%, 2/15/17	1,715,000	1,778,806
Series 2012-1, Cl. C, 3.78%, 11/15/17	180,000	185,872
Series 2012-2, Cl. D, 3.87%, 2/15/18	1,875,000	1,966,802
Series 2012-4, Cl. C, 2.94%, 12/15/17	730,000	751,499
Series 2012-4, Cl. D, 3.50%, 6/15/18	2,785,000	2,909,303
Series 2012-5, Cl. C, 2.70%, 8/15/18	1,210,000	1,248,673
Series 2012-5, Cl. D, 3.30%, 9/17/18	3,110,000	3,224,401
Series 2012-6, Cl. B, 1.33%, 5/15/17	2,035,000	2,048,342
Series 2012-6, Cl. D, 2.52%, 9/17/18	3,340,000	3,386,957
Series 2012-AA, Cl. D, 2.46%, 12/17/18[3]	3,565,000	3,597,331
Series 2013-1, Cl. C, 1.76%, 1/15/19	2,070,000	2,074,019
Series 2013-1, Cl. D, 2.27%, 1/15/19	895,000	896,209
Series 2013-2, Cl. D, 2.57%, 3/15/19	1,260,000	1,275,117
Series 2013-3, Cl. C, 1.81%, 4/15/19	3,650,000	3,640,406
Series 2013-3, Cl. D, 2.42%, 4/15/19	905,000	911,257
Series 2013-4, Cl. D, 3.92%, 8/15/17	495,000	518,394
Series 2013-5, Cl. D, 2.73%, 10/15/19	1,560,000	1,563,094
Series 2013-A, Cl. C, 3.12%, 10/15/19[3]	3,535,000	3,653,453
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[3]	46,280	46,316
Series 2012-1A, Cl. C, 4.38%, 6/15/17[3]	1,785,000	1,823,093
Series 2013-1A, Cl. B, 2.09%, 7/16/18[3]	540,000	540,030
Series 2013-1A, Cl. C, 3.07%, 8/15/18[3]	600,000	598,498
United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%, 3/16/15[3]	59,430	59,434
Series 2012-1, Cl. C, 2.52%, 3/15/16[3]	660,000	660,181
Series 2012-1, Cl. D, 3.12%, 3/15/18[3]	565,000	565,213
Series 2013-1, Cl. B, 1.74%, 4/15/16[3]	975,000	974,812
Series 2013-1, Cl. C, 2.22%, 12/15/17[3]	620,000	619,820
Series 2013-1, Cl. D, 2.90%, 12/15/17[3]	110,000	109,951
		111,826,895
Equipment—0.0%
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	416,571	415,647
Home Equity Loan—1.5%
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.646%, 6/25/35[5]	5,500,000	4,110,931

16      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Home Equity Loan (Continued)
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.476%, 5/25/37[3,5]	$27,457,155	$24,897,929
TAL Advantage LLC, Series 2014-1A, Cl. A, 3.51%, 2/22/39[3]	1,930,000	1,933,495
		30,942,355
Loans: Other—3.9%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.418%, 5/10/32[2,5]	22,475,462	21,688,821
Airspeed Ltd.:
Series 2007-1A, Cl. G1, 0.425%, 6/15/32[2,5]	30,864,012	25,401,968
Series 2007-1A, Cl. G2, 0.435%, 6/15/32[2,5]	10,892,186	9,077,974
Blade Engine Securitization Ltd.:
Series 2006-1A, Cl. A1, 1.155%, 9/15/41[5]	1,750,495	1,295,428
Series 2006-1A, Cl. B, 3.155%, 9/15/41[2,5]	7,221,906	4,549,800
Series 2006-1AW, Cl. A1, 0.455%, 9/15/41[2,5]	23,646,495	17,138,995
Raspro Trust, Series 2005-1A, Cl. G, 0.645%, 3/23/24[2,5]	847,575	792,483
		79,945,469
Total Asset-Backed Securities (Cost $220,032,101)		223,130,366
Mortgage-Backed Obligations—18.3%
Government Agency—13.2%
FHLMC/FNMA/FHLB/Sponsored—13.1%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19[4]	1,092,787	1,166,580
5.00%, 12/1/34	83,597	91,660
6.00%, 5/1/18	331,248	348,979
6.50%, 7/1/28-4/1/34	245,279	276,588
7.00%, 10/1/31	298,554	348,882
8.00%, 4/1/16	34,732	36,032
9.00%, 8/1/22-5/1/25	23,412	26,014
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 14.361%, 4/1/27[6]	187,621	34,434
Series 192, Cl. IO, 9.767%, 2/1/28[6]	56,603	12,561
Series 243, Cl. 6, 0.00%, 12/15/32[6,7]	207,942	30,806
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.795%, 6/1/26[8]	62,681	58,494
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates:
Series 2034, Cl. Z, 6.50%, 2/15/28	134,379	151,508
Series 2043, Cl. ZP, 6.50%, 4/15/28	601,825	685,380
Series 2053, Cl. Z, 6.50%, 4/15/28	135,198	152,518
Series 2279, Cl. PK, 6.50%, 1/15/31	244,892	274,995
Series 2326, Cl. ZP, 6.50%, 6/15/31	107,807	122,659
Series 2426, Cl. BG, 6.00%, 3/15/17	466,663	493,440
Series 2427, Cl. ZM, 6.50%, 3/15/32	426,973	486,696
Series 2461, Cl. PZ, 6.50%, 6/15/32	631,267	717,128
Series 2500, Cl. FD, 0.655%, 3/15/32[5]	74,665	75,512
Series 2526, Cl. FE, 0.555%, 6/15/29[5]	82,203	82,851
Series 2538, Cl. F, 0.755%, 12/15/32[5]	529,293	536,374
Series 2551, Cl. FD, 0.555%, 1/15/33[5]	53,563	53,920
Series 2626, Cl. TB, 5.00%, 6/15/33	812,416	884,344
Series 2707, Cl. QE, 4.50%, 11/15/18	1,039,488	1,104,699
Series 2770, Cl. TW, 4.50%, 3/15/19	130,000	139,882

17      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates: (Continued)
Series 3025, Cl. SJ, 24.183%, 8/15/35[5]	$78,437	$121,671
Series 3030, Cl. FL, 0.555%, 9/15/35[5]	1,040,487	1,043,382
Series 3645, Cl. EH, 3.00%, 12/15/20	69,886	72,803
Series 3741, Cl. PA, 2.15%, 2/15/35	3,735,043	3,824,155
Series 3815, Cl. BD, 3.00%, 10/15/20	132,745	137,265
Series 3822, Cl. JA, 5.00%, 6/15/40	530,017	564,424
Series 3840, Cl. CA, 2.00%, 9/15/18	100,413	102,522
Series 3848, Cl. WL, 4.00%, 4/15/40	1,144,537	1,193,149
Series 3857, Cl. GL, 3.00%, 5/15/40	115,210	117,660
Series 4221, Cl. HJ, 1.50%, 7/15/23	2,099,861	2,108,348
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 52.583%, 3/15/29[6]	172,917	38,460
Series 2639, Cl. SA, 0.00%, 7/15/22[6,9]	162,086	3,482
Series 2796, Cl. SD, 53.039%, 7/15/26[6]	241,568	44,822
Series 2802, Cl. AS, 0.00%, 4/15/33[6,9]	14,450	95
Series 2815, Cl. PT, 12.002%, 11/15/32[6]	3,255,700	329,429
Series 2920, Cl. S, 50.071%, 1/15/35[6]	1,315,282	224,032
Series 2922, Cl. SE, 7.094%, 2/15/35[6]	324,714	58,230
Series 2937, Cl. SY, 18.924%, 2/15/35[6]	4,565,917	849,675
Series 3201, Cl. SG, 6.43%, 8/15/36[6]	1,192,432	196,212
Series 3397, Cl. GS, 11.922%, 12/15/37[6]	684,695	127,160
Series 3424, Cl. EI, 0.00%, 4/15/38[6,7]	438,592	51,446
Series 3450, Cl. BI, 10.719%, 5/15/38[6]	1,645,611	240,246
Series 3606, Cl. SN, 4.198%, 12/15/39[6]	716,746	121,283
Federal National Mortgage Assn.:
2.50%, 3/25/29[10]	13,140,000	13,213,912
3.00%, 3/1/28[10]	8,380,000	8,677,228
3.50%, 3/1/28-3/25/44[10]	55,930,000	58,208,159
4.00%, 3/15/29-3/25/44[10]	56,330,000	59,130,990
4.50%, 3/25/29-3/25/44[10]	46,365,000	49,791,986
5.00%, 3/1/43[10]	4,625,000	5,064,376
6.00%, 3/25/44[10]	6,075,000	6,765,084
Federal National Mortgage Assn. Pool:
3.50%, 2/1/22	1,376,292	1,462,076
5.50%, 2/1/35-4/1/39	2,816,192	3,117,922
6.50%, 5/1/17-11/1/31	1,329,039	1,469,068
7.00%, 11/1/17-7/1/35	153,839	169,409
7.50%, 1/1/33-3/1/33	3,062,622	3,605,548
8.50%, 7/1/32	10,513	12,240
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 24.392%, 6/1/23[6]	421,124	75,319
Series 252, Cl. 2, 41.191%, 11/1/23[6]	381,507	64,176
Series 303, Cl. IO, 33.009%, 11/1/29[6]	154,525	31,522
Series 308, Cl. 2, 26.306%, 9/1/30[6]	372,851	72,938
Series 320, Cl. 2, 9.234%, 4/1/32[6]	1,371,913	330,514
Series 321, Cl. 2, 0.00%, 4/1/32[6,7]	1,051,031	187,310
Series 331, Cl. 9, 0.00%, 2/1/33[6,7]	374,160	83,255
Series 334, Cl. 17, 5.304%, 2/1/33[6]	221,683	50,069

18      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 339, Cl. 12, 0.00%, 6/25/33[6,7]	$794,529	$152,942
Series 339, Cl. 7, 0.00%, 8/1/33[6,7]	953,379	182,202
Series 343, Cl. 13, 0.00%, 9/1/33[6,7]	745,453	132,553
Series 343, Cl. 18, 0.00%, 5/1/34[6,7]	228,022	41,247
Series 345, Cl. 9, 0.00%, 1/1/34[6,7]	335,939	66,199
Series 351, Cl. 10, 0.00%, 4/1/34[6,7]	264,089	47,935
Series 351, Cl. 8, 0.00%, 4/1/34[6,7]	437,981	79,637
Series 356, Cl. 10, 0.00%, 6/1/35[6,7]	324,590	59,332
Series 356, Cl. 12, 0.00%, 2/1/35[6,7]	159,301	29,111
Series 362, Cl. 13, 0.00%, 8/1/35[6,7]	556,310	93,791
Series 364, Cl. 16, 0.00%, 9/1/35[6,7]	639,316	108,624
Series 365, Cl. 16, 0.00%, 3/1/36[6,7]	1,717,623	265,617
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87, Cl. Z, 6.50%, 6/25/23	365,301	412,032
Series 1998-61, Cl. PL, 6.00%, 11/25/28	173,963	194,221
Series 1999-54, Cl. LH, 6.50%, 11/25/29	294,263	329,276
Series 2001-51, Cl. OD, 6.50%, 10/25/31	506,406	564,071
Series 2003-130, Cl. CS, 13.789%, 12/25/33[5]	326,431	384,586
Series 2003-28, Cl. KG, 5.50%, 4/25/23	2,155,123	2,372,727
Series 2003-84, Cl. GE, 4.50%, 9/25/18	219,130	232,005
Series 2004-101, Cl. BG, 5.00%, 1/25/20	892,559	935,288
Series 2004-25, Cl. PC, 5.50%, 1/25/34	555,165	595,666
Series 2005-104, Cl. MC, 5.50%, 12/25/25	4,622,899	5,099,051
Series 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	1,620,226
Series 2005-73, Cl. DF, 0.406%, 8/25/35[5]	2,638,359	2,641,850
Series 2006-11, Cl. PS, 23.997%, 3/25/36[5]	237,474	374,149
Series 2006-46, Cl. SW, 23.629%, 6/25/36[5]	190,995	290,785
Series 2006-50, Cl. KS, 23.63%, 6/25/36[5]	398,185	612,899
Series 2006-50, Cl. SK, 23.63%, 6/25/36[5]	59,707	90,720
Series 2008-14, Cl. BA, 4.25%, 3/25/23	551,813	582,554
Series 2009-113, Cl. DB, 3.00%, 12/25/20	2,415,889	2,498,864
Series 2009-36, Cl. FA, 1.096%, 6/25/37[5]	757,886	775,061
Series 2009-37, Cl. HA, 4.00%, 4/25/19	1,159,509	1,216,675
Series 2009-70, Cl. NT, 4.00%, 8/25/19	95,214	99,893
Series 2009-70, Cl. TL, 4.00%, 8/25/19	3,818,919	4,006,594
Series 2010-43, Cl. KG, 3.00%, 1/25/21	987,219	1,027,849
Series 2011-15, Cl. DA, 4.00%, 3/25/41	394,851	417,463
Series 2011-3, Cl. EL, 3.00%, 5/25/20	4,083,961	4,226,081
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,402,345	1,531,586
Series 2011-38, Cl. AH, 2.75%, 5/25/20	108,101	111,718
Series 2011-82, Cl. AD, 4.00%, 8/25/26	2,037,960	2,149,569
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 50.948%, 3/17/31[6]	167,836	29,457
Series 2001-65, Cl. S, 21.242%, 11/25/31[6]	360,938	71,753
Series 2001-81, Cl. S, 18.859%, 1/25/32[6]	96,186	18,710
Series 2002-47, Cl. NS, 26.256%, 4/25/32[6]	228,607	47,997
Series 2002-51, Cl. S, 26.44%, 8/25/32[6]	209,893	44,063
Series 2002-52, Cl. SD, 30.833%, 9/25/32[6]	290,137	57,731
Series 2002-60, Cl. SM, 23.402%, 8/25/32[6]	307,749	52,704

19      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-7, Cl. SK, 20.099%, 1/25/326	$95,480	$17,625
Series 2002-75, Cl. SA, 25.45%, 11/25/32[6]	447,975	93,344
Series 2002-77, Cl. BS, 20.565%, 12/18/32[6]	193,995	41,647
Series 2002-77, Cl. SH, 31.438%, 12/18/32[6]	142,408	29,926
Series 2002-89, Cl. S, 43.248%, 1/25/33[6]	687,050	149,688
Series 2002-9, Cl. MS, 21.121%, 3/25/32[6]	125,380	27,360
Series 2002-90, Cl. SN, 24.308%, 8/25/32[6]	158,471	27,211
Series 2002-90, Cl. SY, 30.442%, 9/25/32[6]	76,762	13,081
Series 2003-33, Cl. SP, 22.517%, 5/25/33[6]	415,754	89,709
Series 2003-46, Cl. IH, 0.00%, 6/25/23[6,7]	840,984	117,914
Series 2004-54, Cl. DS, 35.194%, 11/25/30[6]	267,849	49,558
Series 2004-56, Cl. SE, 8.642%, 10/25/33[6]	570,706	109,845
Series 2005-12, Cl. SC, 6.452%, 3/25/35[6]	163,258	28,038
Series 2005-19, Cl. SA, 43.191%, 3/25/35[6]	3,157,661	562,746
Series 2005-40, Cl. SA, 44.457%, 5/25/35[6]	722,704	124,673
Series 2005-52, Cl. JH, 3.711%, 5/25/35[6]	1,638,052	281,362
Series 2005-6, Cl. SE, 52.968%, 2/25/35[6]	1,145,828	203,155
Series 2005-93, Cl. SI, 13.618%, 10/25/35[6]	917,299	143,355
Series 2008-55, Cl. SA, 0.00%, 7/25/38[6,7]	744,357	91,565
Series 2009-8, Cl. BS, 0.00%, 2/25/24[6,7]	900,892	78,985
Series 2012-40, Cl. PI, 2.605%, 4/25/41[6]	5,068,473	927,768
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 4.346%, 9/25/23[8]	162,833	142,633
		271,872,240

GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool,
8.50%, 8/15/17-12/15/17	27,894	30,162
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 59.815%, 2/16/32[6]	356,117	72,577
Series 2002-41, Cl. GS, 51.654%, 6/16/32[6]	192,768	37,895
Series 2002-76, Cl. SY, 53.98%, 12/16/26[6]	918,130	186,838
Series 2007-17, Cl. AI, 13.861%, 4/16/37[6]	2,663,564	542,386
Series 2011-52, Cl. HS, 8.541%, 4/16/41[6]	3,088,392	600,615
		1,470,473

Non-Agency—5.1%
Commercial—3.8%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	1,890,000	2,036,003
Series 2006-6, Cl. AM, 5.39%, 10/10/45	3,460,000	3,762,404
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.43%, 10/25/35[5]	2,164,571	2,133,286
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE6, Cl. M2, 0.836%, 6/25/35[5]	5,000,000	4,003,750
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[5]	1,780,000	1,956,309

20      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial (Continued)
CD Commercial Mortgage Trust:
Series 2006-CD2, Cl. AM, 5.356%, 1/15/46[5]	$2,170,000	$2,334,900
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	11,045	11,121
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.136%, 12/10/49[5]	1,560,000	1,769,294
Series 20113-GCJ11, 4.607%, 4/10/46[3]	675,000	609,765
COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.778%, 6/10/46[5]	3,460,000	3,755,129
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[3,5]	180,000	168,034
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[3,5]	280,000	257,188
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[3,5]	735,000	650,275
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[3,6,7]	13,406,036	486,505
Series 2012-CR5, Cl. XA, 2.181%, 12/10/45[6]	6,065,192	635,465
Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	2,021,725	1,623,051
Series 2006-C1, Cl. AJ, 5.489%, 2/15/39[5]	1,000,000	1,072,752
Series 2006-C4, Cl. AM, 5.509%, 9/15/16	620,000	672,274
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[5]	1,600,000	1,686,960
Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.621%, 9/26/36[3,5]	917,538	930,099
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[3,5]	260,000	274,957
First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA8, Cl. 1A6, 0.806%, 11/25/35[5]	1,097,581	855,502
Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	187,753	147,267
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[5]	1,263,166	1,115,213
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[3,5]	350,000	308,892
Series 2013-K26, Cl. C, 3.60%, 12/25/45[3,5]	255,000	223,422
Series 2013-K27, Cl. C, 3.497%, 1/25/46[3,5]	400,000	346,109
Series 2013-K28, Cl. C, 3.494%, 6/25/46[3,5]	420,000	361,955
Series 2013-K712, Cl. C, 3.368%, 5/25/45[3,5]	650,000	605,248
GCCFC Commercial Mortgage Trust:
Series 2006-GG7, Cl. AM, 5.82%, 7/10/38[5]	200,000	219,360
Series 2007-GG11, Cl. AM, 5.867%, 12/10/49[5]	2,785,000	3,094,684
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.311%, 11/10/45[5]	1,595,000	1,585,038
GS Mortgage Securities Trust:
Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[5]	895,000	966,577
Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[3]	466,972	471,722
Series 2013-GC14, Cl. D, 4.776%, 8/10/46[3,5]	100,000	91,435
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.214%, 7/25/35[5]	728,516	730,666
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	1,750,000	1,769,055
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[5]	1,165,000	1,222,066
Series 2011-C3, Cl. A1, 1.875%, 2/15/46[3]	325,517	326,657
JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	1,639,933	1,516,134
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.621%, 9/26/36[3,5]	3,506,788	3,522,029
Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[3,5]	1,399,606	1,197,867
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 5.857%, 6/15/38[5]	1,085,000	1,191,290
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[5]	2,830,000	3,110,094

21      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.663%, 11/15/45[3,5]	$545,000	$516,209
Series 2013-C7, Cl. D, 4.303%, 2/15/46[3,5]	645,000	580,514
Series 2013-C8, Cl. D, 4.172%, 12/15/48[3,5]	485,000	433,300
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	3,535,000	3,876,645
Series 2007-IQ15, Cl. AM, 5.907%, 6/11/49[5]	1,700,000	1,873,249
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.059%, 11/26/36[2,5]	1,995,790	1,239,977
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.487%, 6/26/46[3,5]	3,154,994	3,195,099
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10, Cl. 2A, 2.388%, 8/25/34[5]	1,183,588	1,168,421
Series 2006-4, Cl. 6A, 5.039%, 5/25/36[5]	385,689	328,289
Series 2007-6, Cl. 3A1, 4.533%, 7/25/37[5]	1,603,237	1,264,334
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.891%, 5/10/63[3,5]	240,000	222,649
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C22, Cl. AM, 5.341%, 12/15/44[5]	605,000	645,008
Series 2007-C30, Cl. AM, 5.383%, 12/15/43	350,000	381,693
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.381%, 12/25/35[5]	804,035	753,794
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[5]	1,370,856	1,293,284
Series 2006-AR7, Cl. 2A4, 2.613%, 5/25/36[5]	152,758	143,748
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	1,040,554	1,081,922
Series 2007-AR3, Cl. A4, 5.665%, 4/25/37[5]	53,943	52,287
Series 2007-AR8, Cl. A1, 5.934%, 11/25/37[5]	1,185,123	1,084,098
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[3,5]	280,000	257,945
Series 2012-C7, Cl. E, 4.847%, 6/15/45[3,5]	500,000	480,395
Series 2012-C8, Cl. E, 4.878%, 8/15/45[3,5]	545,000	533,478
Series 2013-C11, Cl. D, 4.184%, 3/15/45[3,5]	278,000	253,406
Series 2013-C15, Cl. D, 4.486%, 8/15/46[3,5]	625,000	567,030
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2011-C3, Cl. XA, 0.094%, 3/15/44[3,6]	19,331,886	1,276,852
		79,311,429

Multi-Family—0.1%
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.416%, 6/25/36[5]	925,007	860,630
Countrywide Alternative Loan Trust:
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	270,543	251,835
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	657,993	585,474
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	360,921	315,861
JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.603%, 5/25/37[5]	367,935	357,910
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.613%, 3/25/36[5]	589,608	591,315
		2,963,025

Residential—1.2%
Asset Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 0.936%, 6/25/35[5]	4,000,000	3,375,184

22      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential (Continued)
Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.842%, 2/10/51[5]	$1,635,000	$1,827,158
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	407,331	369,167
Series 2007-C, Cl. 1A4, 5.32%, 5/20/36[5]	386,225	378,764
Banc of America Mortgage Securities Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	1,336,031	1,263,059
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.266%,7/25/36[5]	762,556	744,155
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[5]	1,500,000	1,572,943
Countrywide Alternative Loan Trust:
Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	1,421,521	1,324,440
Series 2005-J10, Cl. 1A17, 5.50%, 10/25/35	5,765,556	5,233,989
Countrywide Asset-Backed Certificates:
Series 2004-6, Cl. M5, 1.426%, 8/25/34[5]	1,222,376	1,019,613
Series 2005-16, Cl. 2AF2, 4.985%, 5/25/36[5]	274,014	281,884
Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	1,346,646	1,298,322
Series 2005-29, Cl. A1, 5.75%, 12/25/35	1,048,832	982,210
Series 2006-6, Cl. A3, 6.00%, 4/25/36	596,140	565,064
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[5]	20,514	18,910
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	479,518	464,379
Home Equity Mortgage Trust:
Series 2005-HF1, Cl. A2B, 0.856%, 2/25/36[5]	609,815	578,665
Series 2005-HF1, Cl. A3B, 0.856%, 2/25/36[5]	459,307	435,846
Residential Asset Securitization Trust, Series 2005-A15, Cl. 1A4, 5.75%, 2/25/36	414,402	385,692
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Cl. 3A1, 4.19%, 1/25/37[5]	202,866	184,394
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Cl. 1A1, 6.25%, 11/25/37	1,137,629	1,059,908
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.601%, 10/25/36[5]	853,186	828,642
		24,192,388
Total Mortgage-Backed Obligations (Cost $371,448,207)		379,809,555

U.S. Government Obligations—2.8%
Federal Home Loan Mortgage Corp. Nts.:
0.875%, 10/14/16-3/7/18	7,034,000	7,039,409
1.375%, 5/1/20	2,126,000	2,047,153
2.375%, 1/13/22	3,075,000	3,035,711
Federal National Mortgage Assn. Nts., 1.875%, 2/19/19	2,150,000	2,174,396
U.S. Treasury Nts.:
0.625%, 2/15/17	1,735,000	1,732,493
0.75%, 1/15/17	4,297,000	4,310,093
0.875%, 2/28/17	38,370,000	38,561,850
Total U.S. Government Obligations (Cost $58,880,532)		58,901,105

23      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes—18.9%
Consumer Discretionary—2.2%
Auto Components—0.2%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	$1,551,000	$1,702,222
TRW Automotive, Inc., 4.50% Sr. Unsec. Nts., 3/1/21[3]	1,125,000	1,170,000
		2,872,222

Automobiles—0.6%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[3]	1,775,000	1,790,428
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,037,000	1,549,181
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	4,646,000	5,373,652
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[3]	1,771,000	1,970,237
Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[3]	1,960,000	1,960,508
		12,644,006

Hotels, Restaurants & Leisure—0.2%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	560,000	561,207
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	1,860,000	1,867,879
Starwood Hotels & Resorts Worldwide, Inc.:
7.15% Sr. Unsec. Unsub. Nts., 12/1/19	944,000	1,139,940
7.375% Sr. Unsec. Nts., 11/15/15	638,000	703,228
		4,272,254

Household Durables—0.2%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	1,662,000	1,786,650
Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	1,835,000	1,885,463
Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	521,000	522,358
		4,194,471

Media—0.5%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	619,000	720,683
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	995,000	1,419,175
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	1,832,000	1,837,710
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	675,000	638,676
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	311,000	349,061
9.15% Debs., 2/1/23	201,000	274,640
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 2/15/23	319,000	311,645
6.25% Sr. Unsec. Nts., 11/15/14	1,043,000	1,080,809
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	1,657,000	1,661,143
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[3]	433,000	459,660
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,485,000	1,358,085
WPP Finance 2010, 5.625% Sr. Unsec. Nts., 11/15/43	596,000	630,328
		10,741,615

Multiline Retail—0.2%
Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	1,886,000	2,032,150

24      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Multiline Retail (Continued)
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	$2,212,000	$2,252,878
		4,285,028
Specialty Retail—0.1%
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	649,000	700,742
L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	211,000	242,123
8.50% Sr. Unsec. Nts., 6/15/19	1,368,000	1,665,540
		2,608,405
Textiles, Apparel & Luxury Goods—0.2%
Levi Strauss & Co., 7.625% Sr. Unsec. Nts., 5/15/20	1,737,000	1,897,672
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,755,000	1,737,450
		3,635,122
Consumer Staples—0.8%
Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,646,000	2,521,547
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	1,746,000	1,702,350
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[3]	1,522,000	1,558,605
Pernod Ricard SA, 4.45% Sr. Unsec. Nts., 1/15/22[3]	1,097,000	1,150,365
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[3]	1,050,000	1,102,270
		8,035,137
Food & Staples Retailing—0.1%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	930,000	951,860
Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	371,000	377,956
Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	1,555,000	1,473,017
		2,802,833
Food Products—0.1%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	1,412,000	1,491,116
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	208,000	209,042
8.50% Sr. Unsec. Nts., 6/15/19	1,120,000	1,395,282
		3,095,440
Personal Products—0.1%
Avon Products, Inc., 5% Sr. Unsec. Nts., 3/15/23	1,868,000	1,869,353
Tobacco—0.1%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	913,000	1,489,516
Energy—2.8%
Energy Equipment & Services—0.3%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	507,000	546,912
Noble Holding International Ltd., 7.375% Sr. Unsec. Nts., 3/15/14	1,388,000	1,390,657
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	1,300,000	1,351,875
Transocean, Inc., 5.05% Sr. Unsec. Nts., 12/15/16	1,766,000	1,937,615
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	1,187,000	1,265,882
		6,492,941

25      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels—2.5%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	$1,895,000	$1,942,375
Anadarko Petroleum Corp.:
6.20% Sr. Unsec. Nts., 3/15/40	634,000	737,941
7.625% Sr. Unsec. Nts., 3/15/14	1,186,000	1,188,284
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[3]	770,000	842,285
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	1,590,000	1,725,150
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	605,000	528,171
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	1,892,000	1,962,042
Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	2,113,000	2,409,775
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[3]	1,290,000	1,366,568
DCP Midstream Operating LP, 3.875% Sr. Unsec. Nts., 3/15/23	2,112,000	2,051,609
El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	368,000	387,992
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	1,201,000	1,244,948
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	779,000	785,558
Energy Transfer Partners LP, 8.50% Sr. Unsec. Nts., 4/15/14	1,180,000	1,190,385
Kinder Morgan Energy Partners LP:
3.45% Sr. Unsec. Nts., 2/15/23	614,000	583,042
3.50% Sr. Unsec. Nts., 3/1/21	479,000	481,618
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[3]	14,000,000	15,137,500
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[3]	1,633,000	1,672,817
5.45% Sr. Unsec. Nts., 10/14/21[3]	1,107,000	1,199,787
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	1,668,000	1,801,440
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	1,466,000	1,507,048
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	1,712,000	1,724,840
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	939,000	966,208
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	1,078,000	1,162,194
4.75% Sr. Unsec. Nts., 3/15/24	888,000	942,245
Talisman Energy, Inc., 3.75% Sr. Unsec. Nts., 2/1/21	1,250,000	1,248,830
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	1,945,000	1,959,588
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	1,800,000	1,948,500
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[3]	1,390,000	1,491,781
		52,190,521
Financials—8.0%
Capital Markets—1.5%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[3]	2,385,000	2,831,398
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[3]	857,000	900,019
Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	2,130,000	2,224,896
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[5,11]	5,993,000	4,614,610
Goldman Sachs Group, Inc. (The):
3.625% Sr. Unsec. Nts., 1/22/23	2,115,000	2,090,445

26      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Capital Markets (Continued)
Goldman Sachs Group, Inc. (The): (Continued)
4.00% Sr. Unsec. Nts., 3/3/24	$802,000	$804,644
Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	1,678,000	1,768,308
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[3]	2,772,000	3,154,882
Mellon Capital IV, 4% Jr. Sub. Perpetual Bonds[5,11]	6,000,000	5,025,000
Morgan Stanley:
5.00% Sub. Nts., 11/24/25	3,588,000	3,736,565
6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,154,207
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	1,864,000	1,890,400
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	1,477,000	1,616,631
		31,812,005
Commercial Banks—3.0%
Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	1,582,000	1,648,327
Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	1,704,000	1,847,632
BPCE SA:
5.15% Sub. Nts., 7/21/24[3]	515,000	518,040
5.70% Sub. Nts., 10/22/23[3]	1,808,000	1,908,380
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[3]	1,775,000	2,014,625
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[3,5,11]	2,867,000	2,957,310
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[5]	4,460,000	4,621,675
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[3]	2,922,000	3,367,734
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,5,11]	2,765,000	2,923,987
Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	298,290
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U5,11	1,900,000	1,914,250
Societe Generale SA:
5.00% Sub. Nts., 1/17/24[3]	1,650,000	1,674,341
5.922% Jr. Sub. Perpetual Bonds[3,5,11]	1,705,000	1,830,406
SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	867,000	914,224
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[5,11]	11,000,000	10,697,500
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K5,11	19,297,000	22,095,065
		61,231,786
Consumer Finance—0.2%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	1,757,000	1,877,794
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	2,031,000	2,007,253
		3,885,047
Diversified Financial Services—0.9%
Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	1,565,000	1,855,276
5.95% Jr. Sub. Perpetual Bonds, Series D5,11	1,960,000	1,937,950
ING Bank NV, 5.80% Sub. Nts., 9/25/23[3]	1,435,000	1,538,252
ING US, Inc., 5.65% Jr. Sub. Nts., 5/15/53[5]	1,880,000	1,851,800
JPMorgan Chase & Co.:
6.75% Jr. Sub. Perpetual Bonds[5,11]	1,648,000	1,738,640
7.90% Jr. Sub. Perpetual Bonds, Series 1[5,11]	4,500,000	5,072,400
Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	2,538,000	2,675,509

27      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Financial Services (Continued)
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	$1,818,000	$2,439,509
		19,109,336
Insurance—1.8%
Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	1,692,000	1,794,689
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	1,671,000	1,935,687
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	851,000	993,112
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[3]	1,485,000	1,518,969
Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	2,951,000	3,066,948
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[3]	1,490,000	1,543,199
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[3]	2,276,000	2,274,195
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[5]	3,080,000	3,072,300
Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	356,000	361,822
MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	10,000,000	15,100,000
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[5]	1,281,000	1,274,595
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,5,11]	2,955,000	3,181,058
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,5]	1,743,000	1,882,440
		37,999,014
Real Estate Investment Trusts (REITs)—0.6%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	861,000	938,128
5.90% Sr. Unsec. Nts., 11/1/21	983,000	1,110,614
ARC Properties Operating Partnership LP/Clark Acquisition LLC,
2% Sr. Unsec. Nts., 2/6/17[3]	1,908,000	1,910,639
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	1,907,000	1,873,627
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	1,497,000	1,524,127
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	1,207,000	1,175,581
National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	1,115,000	1,131,471
Prologis LP, 5.625% Sr. Unsec. Nts., 11/15/16	1,653,000	1,834,853
		11,499,040
Health Care—0.7%
Biotechnology—0.1%
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	2,031,000	1,991,255
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	920,000	1,077,070
		3,068,325
Health Care Equipment & Supplies—0.2%
Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	1,751,000	1,780,205
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	1,715,000	1,784,063
		3,564,268
Health Care Providers & Services—0.1%
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	1,706,000	1,833,950
Life Sciences Tools & Services—0.1%
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	1,580,000	1,627,784

28      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Life Sciences Tools & Services (Continued)
Thermo Fisher Scientific, Inc.: (Continued)
5.30% Sr. Unsec. Nts., 2/1/44	$675,000	$732,716
		2,360,500
Pharmaceuticals—0.2%
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	1,756,000	1,871,921
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[3]	1,929,000	1,916,903
Novartis Capital Corp., 4.40% Sr. Unsec. Nts., 5/6/44	517,000	523,974
Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	604,000	606,266
		4,919,064
Industrials—1.1%
Aerospace & Defense—0.2%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	1,652,000	1,711,885
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,584,000	1,770,120
Textron, Inc.:
4.30% Sr. Unsec. Nts., 3/1/24	957,000	973,766
6.20% Sr. Unsec. Nts., 3/15/15	142,000	149,732
		4,605,503
Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,974,000	1,962,478
Commercial Services & Supplies—0.1%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	1,786,000	1,848,510
Electrical Equipment—0.0%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	804,000	793,950
Industrial Conglomerates—0.2%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B5,11	2,884,000	3,106,328
Machinery—0.1%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	938,000	970,421
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[3]	1,653,000	1,700,228
		2,670,649
Professional Services—0.1%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	1,805,000	1,836,587
Road & Rail—0.2%
Kansas City Southern Railway Co., 4.30% Sr. Unsec. Nts., 5/15/43[3]	696,000	638,563
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[3]	1,862,000	1,916,168
4.25% Sr. Unsec. Nts., 1/17/23[3]	865,000	880,346
		3,435,077

29      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Trading Companies & Distributors—0.1%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	$1,638,000	$1,818,180

Information Technology—0.6%
Computers & Peripherals—0.2%
Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	1,789,000	1,856,352
4.75% Sr. Unsec. Nts., 6/2/14	875,000	884,079
Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[3]	1,660,000	1,718,100
		4,458,531

Electronic Equipment, Instruments, & Components—0.2%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	449,000	461,966
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	2,032,000	2,166,382
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	2,120,000	2,195,425
		4,823,773

IT Services—0.1%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	855,000	813,810

Office Electronics—0.1%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	1,708,000	1,765,527

Materials—1.4%
Chemicals—0.2%
Agrium, Inc., 4.90% Sr. Unsec. Nts., 6/1/43	565,000	551,252
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	558,000	590,921
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	1,750,000	1,824,375
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	912,000	863,863
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	1,032,000	942,949
		4,773,360

Construction Materials—0.1%
CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	1,748,000	1,849,248

Containers & Packaging—0.2%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	1,562,000	1,718,200
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	1,393,000	1,456,057
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	1,712,000	1,754,348
		4,928,605

Metals & Mining—0.5%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	1,091,000	1,158,316
Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	845,000	811,481
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	595,000	591,526
Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	1,800,000	1,812,508
3.875% Sr. Unsec. Nts., 3/15/23	1,795,000	1,741,053

30      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Metals & Mining (Continued)
Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	$1,383,000	$1,453,832
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	1,687,000	1,814,989
		9,383,705

Paper & Forest Products—0.4%
Appvion, Inc., 9% Sec. Nts., 6/1/20[3]	5,000,000	5,168,750
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[3]	1,332,000	1,328,230
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	660,000	768,408
		7,265,388

Telecommunication Services—0.8%
Diversified Telecommunication Services—0.6%
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,076,000	1,662,801
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	1,551,000	1,799,160
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,100,000	1,182,500
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,906,000	2,277,355
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	1,730,000	1,851,100
Verizon Communications, Inc.:
6.40% Sr. Unsec. Nts., 2/15/38	859,000	1,008,415
6.55% Sr. Unsec. Nts., 9/15/43	2,284,000	2,806,872
		12,588,203

Wireless Telecommunication Services—0.2%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	1,718,000	1,514,065
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	946,000	923,865
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	554,000	502,111
6.25% Sr. Unsec. Nts., 11/30/32	605,000	699,473
		3,639,514

Utilities—0.5%
Electric Utilities—0.3%
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	938,000	942,523
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	791,000	832,297
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[3]	888,000	926,368
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	404,798
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	1,293,000	1,268,132
PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	2,185,000	2,396,858
		6,770,976

Energy Traders—0.1%
Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[3]	1,335,000	1,359,840

Multi-Utilities—0.1%
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,021,000	1,035,821
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	661,000	739,038

31      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multi-Utilities (Continued)
PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	$1,233,000	$1,237,328
		3,012,187
Total Non-Convertible Corporate Bonds and Notes (Cost $374,311,331)		392,021,128

Convertible Corporate Bonds and Notes—1.5%
Amylin Pharmaceuticals LLC, 3% Cv. Sr. Unsec. Nts., 6/15/14	13,000,000	13,000,000
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[2]	13,500,000	15,693,750
SEACOR Holdings, Inc.:
2.50% Cv. Sr. Unsec. Nts., 12/15/27	1,000,000	1,204,375
3.00% Cv. Sr. Unsec. Nts., 11/15/28[3]	666,000	660,589
Total Convertible Corporate Bonds and Notes (Cost $29,384,257)		30,558,714

Corporate Loans—2.8%
Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 6/28/19[5]	17,910,000	18,092,825
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C2, 2.249%, 10/31/16[5]	9,950,000	10,060,385
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[5]	9,950,000	10,011,302
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[5]	2,511,840	2,531,201
International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%, 2/26/21[5,10]	17,000,000	17,082,348
Total Corporate Loans (Cost $57,127,624)		57,778,061

		Exercise		Expiration
			Price	Date		Contracts
Exchange-Traded Options Purchased—0.2%
Standard & Poor’s 500 Index Call[1]		USD	1,870.000	4/19/14	USD	500	1,225,000
Standard & Poor’s 500 Index Call[1]		USD	1,820.000	4/19/14	USD	300	1,761,600
Standard & Poor’s 500 Index Call[1]		USD	1,900.000	4/19/14	USD	700	784,000
U.S. Treasury Nts., 10 yr. Call[1]		USD	127.000	3/21/14	USD	4,000	187,500
U.S. Treasury Nts., 10 yr. Call[1]		USD	125.000	3/21/14	USD	1,000	359,375
Total Exchange-Traded Options Purchased (Cost $3,028,084)							4,317,475

			Exercise	Expiration
	Counterparty		Price	Date
Over-the-Counter Option Purchased—0.0%
JPY Currency Put[1] (Cost $399,000)	JPM	JPY	120.000	5/27/14	JPY	6,000,000,000	—

32      OPPENHEIMER CAPITAL INCOME FUND

		Pay/Receive Floating	Floating	Fixed	Expiration	Notional Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
Interest Rate Swap maturing 1/25/26 Put[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.870%	1/21/16 JPY	5,406,000	$117,652
Interest Rate Swap maturing 2/28/27 Put[1]	JPM	Receive	Three- Month USD BBA LIBOR	4.500	2/24/17 USD	50,000	1,642,340
Interest Rate Swap maturing 4/13/26 Call[1]	JPM	Receive	Three- Month USD BBA LIBOR	3.410	4/11/16 USD	33,000	1,738,998
Interest Rate Swap maturing 4/13/26 Call[1]	JPM	Receive	Three- Month USD BBA LIBOR	3.468	4/11/16 USD	33,000	1,654,814
Interest Rate Swap maturing 4/27/26 Call[1]	JPM	Receive	Three- Month USD BBA LIBOR	3.373	4/25/16 USD	30,000	1,662,483
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,804,593)							6,816,287

						Shares
Investment Companies—22.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.07%[12,13]						189,788,269	189,788,269
Oppenheimer Master Loan Fund, LLC[12]						13,905,007	199,122,754
Oppenheimer Ultra-Short Duration Fund, Cl. Y12						6,048,015	60,601,109
SPDR Gold Trust Exchange Traded Fund						121,000	15,442,020
Total Investment Companies (Cost $461,900,261)							464,954,152
Total Investments, at Value (Cost $2,073,656,553)						109.3%	2,263,100,422
Liabilities in Excess of Other Assets						(9.3)	(192,322,600)
Net Assets						100.0%	$2,070,777,822

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Restricted security. The aggregate value of restricted securities as of February 28, 2014 was $109,136,596, which represents 5.27% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

33      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.418%, 5/10/32	5/14/13- 7/19/13	$21,619,149	$21,688,821	$69,672
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.425%, 6/15/32	7/28/10- 10/21/13	25,304,870	25,401,968	97,098
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.435%, 6/15/32	4/8/11	9,372,016	9,077,974	(294,042)
Blade Engine Securitization Ltd., Series 2006-1A, Cl. B, 3.155%, 9/15/41	11/10/09	4,723,168	4,549,800	(173,368)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.455%, 9/15/41	4/19/13- 5/29/13	17,820,056	17,138,995	(681,061)
Bond Street Holdings, Inc., Cl. A	11/4/09	5,700,000	4,560,000	(1,140,000)
Bond Street Holdings, Inc., Cl. B	11/4/09	1,800,000	1,260,000	(540,000)
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40	9/23/13- 9/25/13	14,921,869	15,693,750	771,881
Credit Acceptance Auto Loan Trust, Series 2013-2A, Cl. B, 2.26%, 10/15/21	10/22/13	1,199,662	1,201,561	1,899
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.059%, 11/26/36	10/24/12- 1/1/14	1,001,712	1,239,977	238,265
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13- 5/8/13	2,820,336	2,923,987	103,651
Raspro Trust, Series 2005-1A, Cl. G, 0.645%, 3/23/24	6/11/13	779,777	792,483	12,706
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/10/10- 9/5/13	1,718,456	1,724,840	6,384
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	1,845,896	1,882,440	36,544

		$110,626,967	$109,136,596	$(1,490,371)

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $188,688,907 or 9.11% of the Fund’s net assets as of February 28, 2014.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,166,580. See Note 6 of the accompanying Consolidated Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in

34      OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments Continued

prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $11,886,769 or 0.57% of the Fund’s net assets as of February 28, 2014.

7. Interest rate is less than 0.0005%.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $201,127 or 0.01% of the Fund’s net assets as of February 28, 2014.

9. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

10. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after February 28, 2014. See Note 1 of the accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013[a]	Gross Additions	Gross Reductions		Shares February 28, 2014
Oppenheimer Institutional
Money Market Fund, Cl. E	220,971,754	388,955,484	420,138,969		189,788,269
Oppenheimer Master Loan Fund, LLC	13,905,007	—	—		13,905,007
Oppenheimer Ultra-Short
Duration Fund, Cl. Y	3,024,126	3,023,889	—		6,048,015

		Value	Income		Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E		$189,788,269	$92,091		$—
Oppenheimer Master Loan Fund, LLC		199,122,754	6,088,936	[b]	1,209,398	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		60,601,109	67,427		—

		$449,512,132	$6,248,454		$1,209,398

a. August 30, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

13.	Rate shown is the 7-day yield as of February 28, 2014.

Forward Currency Exchange Contracts as of February 28, 2014

Counterparty	Settlement Month(s)	Purchased	Currency (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	04/2014	USD	14,725	JPY	1,500,000	$–	$16,757
BOA	04/2014	USD	9,051	TRY	20,000	86,899	–
CITNA-B	04/2014	EUR	2,659	USD	3,638	31,656	–
DEU	01/2015	USD	9,227	AUD	10,600	–	24,142
JPM	04/2014	USD	13,725	EUR	9,959	–	21,368

Total Unrealized Appreciation and Depreciation						$118,555	$62,267

35 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Futures Contracts as of February 28, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Euro BTP	EUX	Sell	6/6/14	50	$8,259,715	$(4,160)
Euro BTP	EUX	Sell	3/7/14	220	36,485,470	(1,891,840)
Euro BTP	EUX	Buy	3/7/14	220	36,485,470	9,773
U.S. Treasury Long Bonds	CBT	Buy	6/19/14	201	26,745,563	199,473
U.S. Treasury Nts., 10 yr.	CBT	Buy	6/19/14	166	20,672,187	23,917
U.S. Treasury Nts., 2 yr.	CBT	Sell	6/30/14	348	76,516,500	(3,739)
U.S. Treasury Nts., 5 yr.	CBT	Sell	6/30/14	431	51,659,393	(119,009)
U.S. Treasury Ultra Bonds	CBT	Buy	6/19/14	158	22,687,813	368,345

						$(1,417,240)

Cleared Credit Default Swaps at February 28, 2014

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value
iTraxx Europe Series 20 Version 1	Buy	1.000%	12/20/18	EUR	18,200	$178,691	$(392,067)

Over-the-Counter Credit Default Swaps at February 28, 2014

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value
CDX.NA.IG.20	JPM	Sell	1.000%	6/20/18	USD	25,000	$(118,806)	$525,723

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$25,000,000	$—	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at February 28, 2014

Reference Asset	Counterparty	Pay/Receive Total Return	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
Blackstone Group LP (The)	GSG	Receive	Six-Month USD BBA LIBOR plus 58 basis points	10/17/14	USD	10,054	$620,816

36      OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments Continued

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank Securities Inc.
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
TRY	Turkish Lira

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
CDX.NA.IG20	CDX North America Investment Grade Index Series 20
iTraxx Europe Series 20 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchanges

See accompanying Notes to Consolidated Financial Statements.

37 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES February 28, 2014 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,626,596,623)	$1,813,588,290
Affiliated companies (cost $447,059,930)	449,512,132
2,263,100,422
Cash	4,733,535
Cash used for collateral on futures	3,958,685
Unrealized appreciation on foreign currency exchange contracts	118,555
Swaps, at value (premiums paid $118,806)	1,146,539
Receivables and other assets:
Investments sold (including $35,192,399 sold on a when-issued or delayed delivery basis)	58,927,678
Interest, dividends and principal paydowns	10,050,737
Shares of beneficial interest sold	5,980,274
Variation margin receivable	100,978
Other	255,887
Total assets	2,348,373,290
Liabilities
Unrealized depreciation on foreign currency exchange contracts	62,267
Payables and other liabilities:
Investments purchased (including $252,064,395 purchased on a when-issued or delayed delivery basis)	274,220,730
Shares of beneficial interest redeemed	1,932,803
Variation margin payable - centrally cleared swaps (premiums received $178,691)	392,067
Distribution and service plan fees	385,516
Transfer and shareholder servicing agent fees	342,739
Trustees’ compensation	150,589
Variation margin payable	36,454
Other	72,303
Total liabilities	277,595,468
Net Assets	$2,070,777,822

Composition of Net Assets
Par value of shares of beneficial interest	$212,118
Additional paid-in capital	2,321,605,082
Accumulated net investment income	15,003,430
Accumulated net realized loss on investments and foreign currency transactions	(454,942,049)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	188,899,241
Net Assets	$2,070,777,822

38      OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,633,732,754 and 166,727,551 shares of beneficial interest outstanding)	$9.80
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.40

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,508,904 and 3,286,310 shares of beneficial interest outstanding)	$9.59

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $227,716,508 and 23,926,460 shares of beneficial interest outstanding)	$9.52

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,209 and 1,042 shares of beneficial interest outstanding)	$9.80

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $22,599,146 and 2,334,819 shares of beneficial interest outstanding)	$9.68

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $155,210,301 and 15,842,174 shares of beneficial interest outstanding)	$9.80

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2014 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$5,585,826
Dividends	503,110
Net expenses	(346,701)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	5,742,235
Investment Income
Interest	20,146,648
Fee income on when-issued securities	2,966,312
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $168,919)	18,357,960
Affiliated companies	159,518
Other income	36,616
Total investment income	41,667,054
Expenses
Management fees	5,316,067
Distribution and service plan fees:
Class A	1,827,591
Class B	161,365
Class C	1,017,831
Class N	51,015
Transfer and shareholder servicing agent fees:
Class A	1,312,331
Class B	62,964
Class C	189,379
Class I	1
Class N	24,420
Class Y	96,631
Shareholder communications:
Class A	104,724
Class B	5,902
Class C	12,441
Class N	1,601
Class Y	3,591
Trustees’ compensation	49,116
Custodian fees and expenses	8,054
Other	141,850
Total expenses	10,386,874
Less waivers and reimbursements of expenses	(525,665)
Net expenses	9,861,209
Net Investment Income	37,548,080

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Consolidated Notes.

40      OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$45,951,710
Closing and expiration of futures contracts	(3,523,425)
Foreign currency transactions	1,035,482
Swap contracts	4,337,543
Net realized gain (loss) allocated from Oppenheimer Master Loan Fund, LLC	(1,209,398)
Net realized gain	46,591,912
Net change in unrealized appreciation/depreciation on:
Investments	54,770,031
Translation of assets and liabilities denominated in foreign currencies	793,086
Futures contracts	(1,884,871)
Swap contracts	150,799
Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Loan Fund, LLC	3,065,143
Net change in unrealized appreciation/depreciation	56,894,188
Net Increase in Net Assets Resulting from Operations	$141,034,180

See accompanying Notes to Consolidated Financial Statements.

41      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013
Operations
Net investment income	$37,548,080	$51,718,078
Net realized gain	46,591,912	31,841,886
Net change in unrealized appreciation/depreciation	56,894,188	(89,748)
Net increase in net assets resulting from operations	141,034,180	83,470,216
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(30,171,093)	(55,849,320)
Class B	(466,528)	(1,165,599)
Class C	(3,244,371)	(4,138,579)
Class I	—	—
Class N	(376,202)	(744,207)
Class Y	(2,428,449)	(2,286,840)
	(36,686,643)	(64,184,545)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	37,580,849	72,138,437
Class B	(3,896,763)	(10,665,127)
Class C	34,043,123	69,885,468
Class I	10,001	—
Class N	1,388,301	(1,175,498)
Class Y	42,915,867	82,564,617
	112,041,378	212,747,897
Net Assets
Total increase	216,388,915	232,033,568
Beginning of period	1,854,388,907	1,622,355,339
End of period (including accumulated net investment income of $15,003,430 and $14,141,993, respectively)	$2,070,777,822	$1,854,388,907

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012[2]	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.29	$9.17	$8.70	$8.18	$7.50	$10.44
Income (loss) from investment operations:
Net investment income[3]	0.19	0.29	0.28	0.31	0.30	0.48
Net realized and unrealized gain (loss)	0.50	0.19	0.54	0.58	0.53	(3.11)
Total from investment operations	0.69	0.48	0.82	0.89	0.83	(2.63)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.36)	(0.35)	(0.37)	(0.15)	(0.12)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.19)
Total dividends and/or distributions to shareholders	(0.18)	(0.36)	(0.35)	(0.37)	(0.15)	(0.31)
Net asset value, end of period	$9.80	$9.29	$9.17	$8.70	$8.18	$7.50

Total Return, at Net Asset Value[4]	7.54%	5.30%	9.69%	11.06%	11.13%	(25.18)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,633,733	$1,512,076	$1,422,232	$1,423,082	$1,450,829	$1,521,396
Average net assets (in thousands)	$1,572,324	$1,468,782	$1,400,955	$1,486,145	$1,512,770	$1,388,938
Ratios to average net assets:[5]
Net investment income	3.96%[6]	3.07%[6]	3.18%[6]	3.55%[6]	3.75%	6.64%
Total expenses[7]	1.02%[6]	0.98%[6]	1.00%[6]	0.99%[6]	1.02%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%[6]	0.93%[6]	0.96%[6]	0.96%[6]	0.90%	0.94%
Portfolio turnover rate[8]	44%	84%	80%	92%	77%	92%

43      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.04%
Year Ended August 30, 2013	1.00%
Year Ended August 31, 2012	1.02%
Year Ended August 31, 2011	1.01%
Year Ended August 31, 2010	1.04%
Year Ended August 31, 2009	1.03%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months February 28, 2014	$1,526,379,947	$1,466,539,563
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225

See accompanying Notes to Consolidated Financial Statements.

44      OPPENHEIMER CAPITAL INCOME FUND

Class B	Six Months Ended February 28, 2014 (Unaudited)		Year Ended August 30, 2013 [1]		Year Ended August 31, 2012 [2]		Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.09		$8.98		$8.51		$8.01		$7.36	$10.31
Income (loss) from investment operations:
Net investment income[3]	0.14		0.19		0.19		0.22		0.22	0.41
Net realized and unrealized gain (loss)	0.49		0.19		0.54		0.57		0.52	(3.09)
Total from investment operations	0.63		0.38		0.73		0.79		0.74	(2.68)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)		(0.27)		(0.26)		(0.29)		(0.09)	(0.08)
Distributions from net realized gain	0.00		0.00		0.00		0.00		0.00	(0.19)
Total dividends and/or distributions to shareholders	(0.13)		(0.27)		(0.26)		(0.29)		(0.09)	(0.27)
Net asset value, end of period	$9.59		$9.09		$8.98		$8.51		$8.01	$7.36

Total Return, at Net Asset Value[4]	7.02%		4.24%		8.80%		9.94%		10.05%	(25.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,509		$33,683		$43,790		$50,221		$65,079	$87,518
Average net assets (in thousands)	$32,291		$38,619		$45,562		$60,410		$75,369	$88,562
Ratios to average net assets:[5]
Net investment income	2.99%	[6]	2.10%	[6]	2.20%	[6]	2.55%	[6]	2.81%	5.80%
Total expenses[7]	2.04%	[6]	2.07%	[6]	2.12%	[6]	2.12%	[6]	2.14%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	[6]	1.94%	[6]	1.94%	[6]	1.97%	[6]	1.85%	1.85%
Portfolio turnover rate[8]	44%		84%		80%		92%		77%	92%

45      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	2.06%
Year Ended August 30, 2013	2.09%
Year Ended August 31, 2012	2.14%
Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.16%
Year Ended August 31, 2009	2.04%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months February 28, 2014	$1,526,379,947	$1,466,539,563
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225

See accompanying Notes to Consolidated Financial Statements.

46      OPPENHEIMER CAPITAL INCOME FUND

Class C	Six Months Ended February 28, 2014 (Unaudited)		Year Ended August 30, 2013 [1]		Year Ended August 31, 2012 [2]		Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.03		$8.93		$8.47		$7.98		$7.33	$10.26
Income (loss) from investment operations:
Net investment income[3]	0.15		0.20		0.20		0.23		0.23	0.41
Net realized and unrealized gain (loss)	0.49		0.19		0.53		0.56		0.52	(3.07)
Total from investment operations	0.64		0.39		0.73		0.79		0.75	(2.66)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)		(0.29)		(0.27)		(0.30)		(0.10)	(0.08)
Distributions from net realized gain	0.00		0.00		0.00		0.00		0.00	(0.19)
Total dividends and/or distributions to shareholders	(0.15)		(0.29)		(0.27)		(0.30)		(0.10)	(0.27)
Net asset value, end of period	$9.52		$9.03		$8.93		$8.47		$7.98	$7.33

Total Return, at Net Asset Value[4]	7.13%		4.41%		8.91%		10.00%		10.19%	(25.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$227,717		$182,920		$112,220		$98,566		$100,299	$112,970
Average net assets (in thousands)	$203,366		$140,184		$101,423		$102,156		$106,999	$82,632
Ratios to average net assets:[5]
Net investment income	3.21%	[6]	2.24%	[6]	2.32%	[6]	2.67%	[6]	2.88%	5.77%
Total expenses[7]	1.82%	[6]	1.80%	[6]	1.86%	[6]	1.87%	[6]	1.89%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	[6]	1.75%	[6]	1.82%	[6]	1.84%	[6]	1.77%	1.80%
Portfolio turnover rate[8]	44%		84%		80%		92%		77%	92%

47      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.84%
Year Ended August 30, 2013	1.82%
Year Ended August 31, 2012	1.88%
Year Ended August 31, 2011	1.89%
Year Ended August 31, 2010	1.91%
Year Ended August 31, 2009	1.92%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months February 28, 2014	$1,526,379,947	$1,466,539,563
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225

See accompanying Notes to Consolidated Financial Statements.

48      OPPENHEIMER CAPITAL INCOME FUND

Class I	Period Ended February 28, 2014[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$9.60
Income (loss) from investment operations:
Net investment income[2]	0.11
Net realized and unrealized gain	0.09

Total from investment operations	0.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00
Total dividends and/or distributions to shareholders	0.00
Net asset value, end of period	$9.80

Total Return, at Net Asset Value[3]	2.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	6.67%	[5]
Total expenses[6]	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%
Portfolio turnover rate[7]	44%

1. For the period from December 27, 2013 (inception of offering) to February 28, 2014.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended February 28, 2014	0.67%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended February 28, 2014	$1,526,379,947	$1,466,539,563

See accompanying Notes to Consolidated Financial Statements.

49      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class N	Six Months Ended February 28, 2014 (Unaudited)		Year Ended August 30, 2013 [1]		Year Ended August 31, 2012 [2]		Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.18		$9.07		$8.60		$8.09		$7.42	$10.36
Income (loss) from investment operations:
Net investment income[3]	0.17		0.25		0.25		0.27		0.27	0.44
Net realized and unrealized gain (loss)	0.50		0.19		0.54		0.58		0.52	(3.09)
Total from investment operations	0.67		0.44		0.79		0.85		0.79	(2.65)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)		(0.33)		(0.32)		(0.34)		(0.12)	(0.10)
Distributions from net realized gain	0.00		0.00		0.00		0.00		0.00	(0.19)
Total dividends and/or distributions to shareholders	(0.17)		(0.33)		(0.32)		(0.34)		(0.12)	(0.29)
Net asset value, end of period	$9.68		$9.18		$9.07		$8.60		$8.09	$7.42

Total Return, at Net Asset Value[4]	7.33%		4.89%		9.44%		10.65%		10.74%	(25.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,599		$20,075		$20,994		$20,319		$22,533	$24,678
Average net assets (in thousands)	$21,302		$20,943		$20,340		$22,331		$24,365	$21,877
Ratios to average net assets:[5]
Net investment income	3.65%	[6]	2.73%	[6]	2.84%	[6]	3.18%	[6]	3.37%	6.25%
Total expenses[7]	1.34%	[6]	1.33%	[6]	1.34%	[6]	1.35%	[6]	1.42%	1.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	[6]	1.28%	[6]	1.30%	[6]	1.32%	[6]	1.28%	1.31%
Portfolio turnover rate[8]	44%		84%		80%		92%		77%	92%

50      OPPENHEIMER CAPITAL INCOME FUND

1. August 30, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.36%
Year Ended August 30, 2013	1.35%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.37%
Year Ended August 31, 2010	1.44%
Year Ended August 31, 2009	1.45%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months February 28, 2014	$1,526,379,947	$1,466,539,563
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225

See accompanying Notes to Consolidated Financial Statements.

51      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012 [2]	Period Ended August 31, 2011[3]
Per Share Operating Data
Net asset value, beginning of period	$9.29	$9.18	$8.70	$8.63
Income (loss) from investment operations:
Net investment income[4]	0.23	0.30	0.30	0.21
Net realized and unrealized gain	0.48	0.19	0.55	0.00 [5]
Total from investment operations	0.71	0.49	0.85	0.21
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.38)	(0.37)	(0.14)
Total dividends and/or distributions to shareholders	(0.20)	(0.38)	(0.37)	(0.14)
Net asset value, end of period	$9.80	$9.29	$9.18	$8.70

Total Return, at Net Asset Value[6]	7.69%	5.49%	10.17%	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155,210	$105,635	$23,119	$4,890
Average net assets (in thousands)	$121,723	$63,500	$7,746	$3,287
Ratios to average net assets:[7,8]
Net investment income	4.32%	3.27%	3.46%	4.04%
Total expenses[9]	0.77%	0.72%	0.69%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.67%	0.65%	0.56%
Portfolio turnover rate[10]	44%	84%	80%	92%

52      OPPENHEIMER CAPITAL INCOME FUND

1. August 30, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. For the period from January 28, 2011 (inception of offering) to August 31, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Less than $0.005 per share.

6. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7. Annualized for periods less than one full year.

8. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

9. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	0.79%
Year Ended August 30, 2013	0.74%
Year Ended August 31, 2012	0.71%
Period Ended August 31, 2011	0.61%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months February 28, 2014	$1,526,379,947	$1,466,539,563
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Period Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

53      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS February 28, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on December 27, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s consolidated financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net

54      OPPENHEIMER CAPITAL INCOME FUND

1. Significant Accounting Policies (Continued)

asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of February 28, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$252,064,395
Sold securities	35,192,399

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in

55 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At February 28, 2014, the Fund owned 7,500 shares with a market value of $19,738,235.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S.

56      OPPENHEIMER CAPITAL INCOME FUND

1. Significant Accounting Policies (Continued)

dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

57 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended August 30, 2013, the Fund utilized $26,312,480 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended August 30, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$10,682,367
2018	485,763,434

Total	$496,445,801

Of these losses, $10,682,367 are subject to loss limitation rules resulting from merger activity. These losses will be available for utilization August 31, 2014.

As of February 28, 2014, it is estimated that the capital loss carryforwards would be $449,853,889 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 28, 2014, it is estimated that the Fund will utilize $46,591,912 capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

58      OPPENHEIMER CAPITAL INCOME FUND

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$2,078,538,501
Federal tax cost of other investments	(64,972,688)

Total federal tax cost	$2,013,565,813

Gross unrealized appreciation	$225,194,951
Gross unrealized depreciation	(41,235,913)

Net unrealized appreciation	$183,959,038

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to

59 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

60      OPPENHEIMER CAPITAL INCOME FUND

2. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

61 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

62      OPPENHEIMER CAPITAL INCOME FUND

2. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of February 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$72,545,904	$—	$—	$72,545,904
Consumer Staples	31,627,110	—	—	31,627,110
Energy	79,492,478	6,856,431	—	86,348,909
Financials	79,977,109	5,820,000	—	85,797,109
Health Care	78,983,576	28,338,694	—	107,322,270
Industrials	70,779,927	—	—	70,779,927
Information Technology	70,355,311	5,050,242	—	75,405,553
Materials	33,755,092	—	—	33,755,092
Telecommunication Services	34,143,367	—	—	34,143,367
Utilities	33,066,443	—	—	33,066,443
Preferred Stocks	6,233,835	7,788,060	—	14,021,895
Asset-Backed Securities	—	178,457,322	44,673,044	223,130,366
Mortgage-Backed Obligations	—	379,809,555	—	379,809,555
U.S. Government Obligations	—	58,901,105	—	58,901,105
Non-Convertible Corporate Bonds and Notes	—	392,021,128	—	392,021,128
Convertible Corporate Bonds and Notes	—	30,558,714	—	30,558,714
Corporate Loans	—	57,778,061	—	57,778,061

63 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Exchange-Traded Options
Purchased	$4,317,475	$—	$—	$4,317,475
Over-the-Counter Interest Rate
Options Purchased	—	—	—	—
Over-the-Counter Interest Rate
Swaptions Purchased	—	6,816,287	—	6,816,287
Investment Companies	265,831,398	199,122,754	—	464,954,152

Total Investments, at Value	861,109,025	1,357,318,353	44,673,044	2,263,100,422
Other Financial Instruments:
Swaps, at value	—	1,146,539	—	1,146,539
Variation margin receivable	100,978	—	—	100,978
Foreign currency exchange contracts	—	118,555	—	118,555

Total Assets	$861,210,003	$1,358,583,447	$44,673,044	$2,264,466,494

Liabilities Table
Other Financial Instruments:
Variation margin payable	$(36,454)	$—	$—	$(36,454)
Variation margin payable - centrally cleared swaps	—	(392,067)	—	(392,067)
Foreign currency exchange contracts	—	(62,267)	—	(62,267)

Total Liabilities	$(36,454)	$(454,334)	$—	$(490,788)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of August 30, 2013	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]	Value as of February 28, 2014
Asset-Backed Securities	$52,617,590	$800,947	$ (8,968,909)	$223,416	$44,673,044

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at February 28, 2014:

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2. Securities Valuation (Continued)

Change in unrealized appreciation/ depreciation
Assets Table Investments, at Value:
Asset-Backed Securities	$(8,868,909)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of February 28, 2014:

	Value as of February 28, 2014	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table Investments, at Value:
Asset-Backed Securities	$44,673,044	Broker quotes	N/A	N/A	N/A (a)

(a) Securities classified as Level 3 whose unadjusted values were provided by a broker-dealer for which such inputs are unobservable. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2014[1]		Year Ended August 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	14,399,165	$137,332,157	23,642,395	$220,539,567
Dividends and/or distributions reinvested	2,999,539	28,570,593	5,748,038	52,839,693
Redeemed	(13,458,479)	(128,321,901)	(21,627,328)	(201,240,823)
Net increase	3,940,225	$37,580,849	7,763,105	$72,138,437

Class B
Sold	218,549	$2,038,815	477,637	$4,360,578
Dividends and/or distributions reinvested	49,080	458,282	126,915	1,141,639
Redeemed	(688,642)	(6,393,860)	(1,774,270)	(16,167,344)
Net decrease	(421,013)	$(3,896,763)	(1,169,718)	$(10,665,127)

65 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

Class C
Sold	5,418,544	$50,262,277	9,959,753	$90,454,935
Dividends and/or distributions reinvested	310,498	2,877,809	414,136	3,704,982
Redeemed	(2,062,133)	(19,096,963)	(2,678,566)	(24,274,449)
Net increase	3,666,909	$34,043,123	7,695,323	$69,885,468

Class I
Sold	1,042	$10,001	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase	1,042	$10,001	—	$—

Class N
Sold	315,700	$2,973,297	518,206	$4,770,142
Dividends and/or distributions reinvested	37,927	357,035	76,804	697,434
Redeemed	(206,627)	(1,942,031)	(722,639)	(6,643,074)
Net increase (decrease)	147,000	$1,388,301	(127,629)	$(1,175,498)

Class Y
Sold	6,815,796	$65,221,212	11,778,421	$109,885,511
Dividends and/or distributions reinvested	201,183	1,914,790	198,993	1,830,047
Redeemed	(2,546,764)	(24,220,135)	(3,124,651)	(29,150,941)
Net increase	4,470,215	$42,915,867	8,852,763	$82,564,617

1. For the six months ended February 28, 2014, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from December 27, 2013 (inception of offering) to February 28, 2014, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended February 28, 2014 were as follows:

	Purchases	Sales
Investment securities	$789,117,748	$782,876,034
U.S. government and government agency obligations	64,653,520	21,108,790
To Be Announced (TBA) mortgage-related securities	1,526,379,947	1,466,539,563

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

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5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Consolidated Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers

67 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class B	$9,355,292
Class C	10,725,881
Class N	1,046,817

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
February 28, 2014	$266,396	$8,961	$23,133	$15,914	$396

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the six months ended February 28, 2014, the Manager waived $49,676.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred hrough the Fund’s investment in IMMF, Oppenheimer

68      OPPENHEIMER CAPITAL INCOME FUND

5. Fees and Other Transactions with Affiliates (Continued)

Ultra-Short Duration Fund and the Master Fund. During the six months ended February 28, 2014, the Manager waived fees and/or reimbursed the Fund $460,472 for management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended February 28, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$15,517

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

69 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

70      OPPENHEIMER CAPITAL INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended February 28, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $52,351,160 and $29,696,598, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and

71 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the six months ended February 28, 2014, the Fund had an ending monthly average market value of $65,574,559 and $129,786,405 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

72      OPPENHEIMER CAPITAL INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

During the six months ended February 28, 2014, the Fund had an ending monthly average market value of $1,776,157 and $638,731 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of February 28, 2014, the Fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance

73 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the six months ended February 28, 2014, the Fund had ending monthly average notional amounts of $20,571,037 and $25,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the six months ended February 28, 2014, the Fund had ending monthly average notional amount of $1,753,597 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to

75 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the six months ended February 28, 2014, the Fund had an ending monthly average market value of $9,160,818 on purchased swaptions.

As of February 28, 2014, the Fund had no outstanding written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of February 28, 2014, the Fund has required certain counterparties to post collateral of $8,566,786.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant,

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at February 28, 2014:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$86,899	$(16,757)	$(70,142)	$—	$—
Citibank NA	31,656	—	(21,178)	—	10,478
Goldman Sachs Group, Inc. (The)	738,468	—	(499,130)	—	239,338
JPMorgan Chase Bank NA	7,224,358	(21,368)	(7,202,990)	—	—

	$8,081,381	$(38,125)	$(7,793,440)	$—	$249,816

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at February 28, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(16,757)	$16,757	$—	$—	$—
Deutsche Bank Securities, Inc.	(24,142)	—	—	—	(24,142)
JPMorgan Chase Bank NA	(21,368)	21,368	—	—	—

	$(62,267)	$38,125	$—	$—	$(24,142)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of February 28, 2014:

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$525,723
Equity contracts	Swaps, at value	620,816
Credit contracts	Variation margin receivable- centrally cleared swaps	–		Variation margin payable- centrally cleared swaps	$392,067
Equity contracts	Variation margin receivable	100,978	*	Variation margin payable	36,454	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	118,555		Unrealized depreciation on foreign currency exchange contracts	62,267
Equity contracts	Investments, at value	3,770,600	**
Interest rate contracts	Investments, at value	7,363,162	**

Total		$12,499,834			$490,788

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effective of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Closing and expiration of futures contacts	Foreign currency transactions	Swap contracts	Total
Commodity contracts	$–	$(601,958)	$–	$–	$(601,958)
Credit contracts	–	–	–	(19,369)	(19,369)
Equity contracts	596,318	(2,230,421)	–	4,356,912	2,722,809
Foreign exchange contracts	–	–	1,086,486	–	1,086,486
Interest rate contracts	–	(691,046)	–	–	(691,046)

Total	$596,318	$(3,523,425)	$1,086,486	$4,337,543	$2,496,922

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Commodity contracts	$–	$287,291	$–	$–	$287,291
Credit contracts	–	–	–	78,752	78,752
Equity contracts	2,465,064	–	–	72,047	2,537,111
Foreign exchange contracts	(84,060)	–	223,659	–	139,599
Interest rate contracts	(5,186,440)	(2,172,162)	–	–	(7,358,602)

Total	$(2,805,436)	$(1,884,871)	$223,659	$150,799	$(4,315,849)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of February 28, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order

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8. Pending Litigation (Continued)

approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER CAPITAL INCOME FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Michelle Borré, Vice President
Krishna Memani, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Counsel	K&L Gates LLP
The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

84      OPPENHEIMER CAPITAL INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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87      OPPENHEIMER CAPITAL INCOME FUND

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/9/2014